Offerings - Offering: 1	Dec. 22, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Equity
Security Class Title	Common Shares, par value $1.00 per share
Amount Registered | shares	161,968,762
Proposed Maximum Offering Price per Unit	20.76
Maximum Aggregate Offering Price	$ 3,362,471,499.12
Fee Rate	0.01381%
Amount of Registration Fee	$ 464,357.31
Offering Note	Estimated solely for purposes of calculating the registration fee in accordance with Rules 457(c) and 457(r) of the Securities Act of 1933, as amended, and based upon the average of the high and low sales price of a share of the Registrant's common shares, as reported by the New York Stock Exchange on December 17, 2025.